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                                                                    EXHIBIT 23.5



                          INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of United Security Bancorporation on Form S-4 of our report dated March 31, 1998, relating to the financial statements of Grant National Bank, appearing in the Proxy Statement/Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.

                                    /s/ LeMaster & Daniels PLLC


May 29, 1998
Spokane, Washington